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                            RELEASE AND SETTLEMENT
                            ----------------------

The undersigned, Frans Kok, individually and as the authorized officer of Johan Hekelaar, Inc., for the sole consideration of One Hundred Fifty Thousand Dollars ($150,000.00), paid by LifeMinders.com, Inc., formerly known as MinderSoft, Inc. ("LifeMinders"), the receipt and adequacy of which is hereby acknowledged, does hereby release, acquit and forever discharge LifeMinders, its officers, directors, partners, associates, shareholders, employees, assigns, and successors, jointly, severally and/or individually from all claims and demands, rights and causes of action of any kind the undersigned now has or hereafter may have, known or unknown, including but not limited to any demands, rights and causes of action related to any and all stock options in MinderSoft, Inc., as well as any and all consulting relationships between Frans Kok and/or Johan Hekelaar, Inc. and LifeMinders. This release expresses a full and complete RELEASE AND SETTLEMENT of all liability arising from any and all relationships or agreements of any kind that now exist or may have existed between Frans Kok individually and Johan Hekelaar, Inc. and LifeMinders.

        Nothing contained herein shall be deemed to compromise, diminish or in any way extinguish or terminate the 100,000 shares of common stock and/or shareholder interests of Frans Kok individually in MinderSoft, Inc. and/or its successors, which shares and interests are hereby expressly acknowledged.

        I HAVE CAREFULLY READ THE FOREGOING RELEASE AND KNOW THE CONTENTS THEREOF, AND I SIGN THE SAME AS MY OWN FREE ACT.


        This 15th day of July, 1999.


WITNESS:

/s/ Sandy Gallaro                       /s/ Frans J. Kok
--------------------------------        -------------------------------------
                                        Frans Kok, individually and as the
                                        authorized officer of Johan Hekelaar,
                                        Inc.

/s/ James P. Dvorak                     LifeMinders.com, Inc.
--------------------------------

                                        By: /s/ Stephen R. Chapin, Jr.
                                            ---------------------------------
                                                Stephen R. Chapin, Jr.
                                                President and
                                                Chief Executive Officer